Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, J. Casey Crenshaw, as Principal Executive Officer of Stabilis Solutions, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2024 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 25, 2025

By:	/s/ J. Casey Crenshaw
J. Casey Crenshaw
Principal Executive Officer

I, Andrew L. Puhala, as Principal Financial Officer of Stabilis Solutions, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2024 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 25, 2025

By:	/s/ Andrew L. Puhala
Andrew L. Puhala
Principal Financial Officer